Filed Pursuant to Rule 497(e)

File Nos. 333-199089 & 811-23002

HARTFORD MULTIFACTOR DEVELOPED MARKETS (EX-US) ETF

HARTFORD MULTIFACTOR EMERGING MARKETS ETF

HARTFORD MULTIFACTOR US EQUITY ETF

HARTFORD MULTIFACTOR GLOBAL SMALL CAP ETF

HARTFORD MULTIFACTOR REIT ETF

(each, a “Fund” and collectively, the “Funds”)

Series of the Lattice Strategies Trust (the “Trust”)

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Supplement dated March 20, 2017 to the Prospectus, dated February 1, 2017 and Statement of Additional Information (“SAI”), dated February 1, 2017

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This supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in connection with these documents.

Effective immediately, on page 41 of the Prospectus, the paragraph in the section entitled “iNDEX/TRADEMARK LICENSES” is hereby deleted in its entirety and replaced with the following:

Lattice, the Index Provider, is licensing rights to the Indexes and to certain trademarks to the Funds at no charge pursuant to an Index License Agreement and the Investment Advisory Agreement, respectively. The Indexes are each calculated and distributed by Solactive AG.

Effective immediately, on page 42 of the Prospectus, the third paragraph in the section entitled “Distributions, Dividends and Capital Gains” is hereby deleted in its entirety and replaced with the following:

Income dividend distributions, if any, for the Funds generally are distributed to shareholders as follows:

Fund	Income Dividend Distributions Frequency
Hartford Multifactor Developed Markets (ex-US) ETF	Semi-Annual
Hartford Multifactor Emerging Markets ETF	Semi-Annual
Hartford Multifactor US Equity ETF	Quarterly
Hartford Multifactor Global Small Cap ETF	Semi-Annual
Hartford Multifactor REIT ETF	Quarterly

Net capital gains for all Funds are distributed at least annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code.

Effective immediately, the table of contents for the Prospectus is replaced with the following:

FUND SUMMARIES
HARTFORD MULTIFACTOR DEVELOPED MARKETS (EX-US) ETF	1
HARTFORD MULTIFACTOR EMERGING MARKETS ETF	6
HARTFORD MULTIFACTOR US EQUITY ETF	12
HARTFORD MULTIFACTOR GLOBAL SMALL CAP ETF	17
HARTFORD MULTIFACTOR REIT ETF	23
MORE INFORMATION ABOUT THE FUNDS	28
OTHER RISK INFORMATION	29
MANAGEMENT	39
INDEX/TRADEMARK LICENSES	41
ADDITIONAL PURCHASE AND SALE INFORMATION	41
DISTRIBUTIONS	42
PORTFOLIO HOLDINGS	43
ADDITIONAL TAX INFORMATION	43
GENERAL INFORMATION	47
PREMIUM/DISCOUNT INFORMATION	48
CODE OF ETHICS	48
DISTRIBUTION PLAN	48
OTHER INFORMATION	48
FINANCIAL HIGHLIGHTS	48
WHERE TO LEARN MORE ABOUT THE FUNDS	Back Cover

Investors Should Retain This Supplement for Future Reference